Commitments	12 Months Ended
Jan. 31, 2012
Commitments [Abstract]
Commitments

Note 12. Commitments

The Company and certain of its subsidiaries have long-term leases for stores and equipment. Rentals (including amounts applicable to taxes, insurance, maintenance, other operating expenses and contingent rentals) under operating leases and other short-term rental arrangements were $2.4 billion, $2.0 billion and $1.8 billion in fiscal 2012, 2011 and 2010, respectively.

Aggregate minimum annual rentals at January 31, 2012, under non-cancelable leases are as follows:

(Amounts in millions)
Fiscal Year	Operating Leases	Capital Leases
2013	$1,644	$608
2014	1,590	580
2015	1,525	532
2016	1,428	497
2017	1,312	457
Thereafter	8,916	3,261

Total minimum rentals	$16,415	$5,935

Less estimated executory costs		50

Net minimum lease payments		5,885
Less imputed interest		2,550

Present value of minimum lease payments		$3,335

Certain of the Company's leases provide for the payment of contingent rentals based on a percentage of sales. Such contingent rentals were immaterial for fiscal 2012, 2011 and 2010. Substantially all of the Company's store leases have renewal options, some of which may trigger an escalation in rentals.

The Company has future lease commitments for land and buildings for approximately 425 future locations. These lease commitments have lease terms ranging from 4 to 50 years and provide for certain minimum rentals. If executed, payments under operating leases would increase by $92 million for fiscal 2013, based on current cost estimates.

In connection with certain debt financing, the Company could be liable for early termination payments if certain unlikely events were to occur. At January 31, 2012, the aggregate termination payment would have been $122 million. The arrangements pursuant to which these payments could be made expire in fiscal 2019.